SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement         [ ] Confidential, for Use of the Com-
                                            mission Only (as permitted by
                                            Rule 14a-6 (e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Merrimac Industries, Inc.
_______________________________________________________________________________

                (Name of Registrant as Specified In Its Charter)

_______________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)  Title of each class of securities to which transaction applies:

            ________________________________________________________________

         2)  Aggregate number of securities to which transaction applies:

            ________________________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):


            ________________________________________________________________

         4)  Proposed maximum aggregate value of transaction


            ________________________________________________________________

         5)  Total fee paid:


            ________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

____________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1) Amount previously paid: ________________________________________

         2) Form, Schedule or Registration Statement No.: __________________

         3) Filing Party: __________________________________________________

         4) Date Filed: ____________________________________________________

                            MERRIMAC INDUSTRIES, INC.
                               41 Fairfield Place
                          West Caldwell, NJ 07006-6287

April 22, 1998



Mason N. Carter
Chairman of the Board



Dear Fellow Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of the Company to be held at the American Stock Exchange (Telephone: (212) 306-1000), 86 Trinity Place (one block West of Broadway), New York, NY 10006, on Wednesday, May 20, 1998 at 10:00 a.m. We look forward to the Meeting as an opportunity to meet you and to receive your comments and suggestions.

         Additional information about the Meeting and the various matters upon which stockholders will act is found in the formal Notice of the Meeting and Proxy Statement on the following pages. The Annual Report to Stockholders for 1997, including financial statements, accompanies this Proxy Statement but does not constitute a part of the proxy solicitation material.

         Since it is important that your shares be represented at the Meeting, we urge you to indicate on the enclosed proxy card your choice with respect to the matters to be voted upon at the Meeting, sign and date the card and return it promptly in the enclosed envelope. Please do this even if you plan to attend the Meeting, as the return of a signed proxy will not limit your right to vote in person but will assure that your vote will be counted in the event your plans for personal attendance should change.


                                                    Sincerely,





                                                    Mason N. Carter
                                                    Chairman of the Board

                            MERRIMAC INDUSTRIES, INC.



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                  May 20, 1998

To The Stockholders of
Merrimac Industries, Inc.

         The Annual Meeting of Stockholders (the "Meeting") of Merrimac Industries, Inc. (the "Company") will be held at the American Stock Exchange, 86 Trinity Place (one block West of Broadway), New York, NY 10006, on Monday, May 20, 1998, at 10:00 a.m. Eastern Daylight Time, for the following purposes:

         (1) to elect a Board of six Directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

         (2) to ratify and approve the action of the Board of Directors in appointing Arthur Andersen LLP as independent accountants for the current fiscal year; and

         (3) to transact such other business as may properly come before the Meeting.

         Holders of Common Stock of record at the close of business on March 31, 1998 are entitled to notice of and to vote at the Meeting.



                                           By Order of the Board of Directors,




                                                   ROBERT V. CONDON
                                                   Secretary

West Caldwell, New Jersey
April 22, 1998

PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ACCOMPANYING PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE, WHETHER OR NOT YOU PLAN TO ATTEND THE 1998 MEETING.

                            MERRIMAC INDUSTRIES, INC.
                               41 Fairfield Place
                      West Caldwell, New Jersey 07006-6287


                                 PROXY STATEMENT


General Information

         The Board of Directors of Merrimac Industries, Inc. (the "Company") solicits all holders of Common Stock to vote by marking, signing, dating and returning their proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") for the purposes stated in the Notice of Meeting. If the proxy is properly executed and returned by mail, the shares it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no instructions are specified, the shares will be voted for the election of directors and in accordance with the Board of Directors' recommendations as set forth herein. Sending in a signed proxy will not affect a stockholder's right to attend the Meeting and vote in person. A proxy may be revoked at any time before it is exercised, and such right is not limited by or subject to compliance with any specified formal procedure. Presence at the Meeting does not of itself revoke the proxy. If a stockholder wishes to give a proxy to someone other than the Company's designees, he or she may cross out the names appearing on the enclosed proxy, insert the name of such other person, and sign and give the card to that person for use at the Meeting.

         The Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about April 22, 1998.

         The cost of solicitation will be paid by the Company. In addition to the use of the mails, proxies may be solicited by employees of the Company, by telephone, telegraph, facsimile or in person. The Company expects to pay compensation for the solicitation of proxies, plus expenses to Corporate Investor Communications, Inc. ("CIC") to supply brokers and other persons with proxy materials for forwarding to beneficial holders of Common Stock. The Company expects to pay CIC a fee of approximately $2,000 for its services. The Company will also reimburse such brokers and other persons for expenses related to such forwarding.

         Each holder of Common Stock of record at the close of business on March 31, 1998 is entitled to one vote for each share of Common Stock then held. At the close of business on that date, there were outstanding and entitled to vote 1,577,834 shares of Common Stock.

         Under Securities and Exchange Commission ("SEC") rules, boxes and a designated blank space are provided on the proxy card for stockholders to mark if they wish either to vote "for," "against" or "abstain" on one or more of the proposals, or to withhold authority to vote for one or more of the Company nominees for Director. New Jersey law and the Company's by-laws require the presence of a quorum for the Meeting. A quorum is defined as a majority of the votes entitled to be cast at the Meeting. Votes withheld from Director nominees and abstentions will be counted in determining whether a quorum has been reached. Broker-dealer non-votes, which are discussed below, are not counted for quorum purposes.

         Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for stockholder approval: (1) the election of Directors; and (2) the appointment of independent accountants. The appointment of the Company's independent accountants must be approved by a majority of the votes cast at the Meeting, while director nominees must receive a plurality of the votes cast at the Meeting.

         Abstentions are not counted in determining the number of votes cast in connection with the appointment of independent accountants. Like abstentions, broker-dealer "non-votes" on "non-routine" matters are not counted in calculating the number of votes cast. The American Stock Exchange has advised the Company that the election of Directors and appointment of accountants are considered "routine" items upon which broker-dealers holding shares in street name for their customers may vote, in their discretion, on behalf of any customers who do not furnish voting instructions within 10 days of the Meeting.


Stockholder Proposals for the 1999 Annual Meeting

         In order to be included in the proxy statement and proxy card relating to the 1999 Annual Meeting of Stockholders, stockholder proposals must be received by the Secretary of the Company at the above address no later than December 18, 1998.

                          ITEM 1. ELECTION OF DIRECTORS

Nominees

         At the Meeting it is proposed to elect six directors, each to hold office until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified. The persons named in the enclosed form of proxy will vote such proxy for the election to the Board of Mason N. Carter, Albert H. Cohen, Joel H. Goldberg, Frederick J. Gumm, Eugene W. Niemiec and Arthur A. Oliner. Other than Messrs. Goldberg and Gumm, who were appointed to the Company's Board of Directors in November 1997, all of the nominees have been previously elected by the stockholders. If no contrary indication is made, proxies in the accompanying form are to be voted for such nominees or, in the event any such nominee is not a candidate or is unable to serve as a director at the time of the election (which is not now expected), for any nominee who shall be designated by the Board of Directors to fill such vacancy, unless the Board of Directors shall determine to reduce the number of directors pursuant to the By-laws.

Voting

         At the close of business on March 31, 1998, the Company had outstanding and entitled to vote 1,577,834 shares of Common Stock. Each holder of Common Stock of record on such date is entitled to one vote for each share of Common Stock then held. Directors are elected by a plurality of the votes cast.

                       THE BOARD OF DIRECTORS UNANIMOUSLY
                   RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.


Information About the Board of Directors

         The following table sets forth certain information as of March 31, 1998 with respect to each director.

Name and Other Positions                                      Director of the
  With the Company                       Age                    Company Since

  Mason N. Carter
  Chairman of the Board,
  President and
  Chief Executive Officer                52                         1995

  Eugene W. Niemiec
  Vice Chairman and
  Chief Technology Officer               58                         1990

  Albert H. Cohen                        65                         1997

  Joel H. Goldberg                       54                         1997

  Frederick J. Gumm                      55                         1997

  Arthur A. Oliner                       76                         1961

Business Experience of Directors During Past Five Years

         Mr. Carter was elected to the additional position of Chairman of the Board on July 24, 1997. He has served as President and Chief Executive Officer of the Company since December 16, 1996. From 1994 to 1996 he was President of the Products and Systems Group of Datatec Industries, Inc., Fairfield, New Jersey, a leading provider of data network implementation services. He was President and Chief Executive Officer of Kentile, Inc., Chicago, Illinois, a manufacturer of resilient flooring, prior thereto.

           Mr. Niemiec has been Vice Chairman and Chief Technology Officer of the Company since December 16, 1996. From September 1994 to December 1996 he held the offices of President, Chief Executive Officer and Chief Operating Officer of the Company. He was President and Chief Operating Officer of the Company prior thereto.

         Mr. Cohen, since 1987, has been self-employed as a management consultant and asset (money) manager. He was the Chairman of the Board and the Chief Executive Officer of Metex Corporation from 1986 to 1987 and from 1964 to 1986 he was the President and Chief Executive Officer. Metex Corporation is a manufacturer of industrial and automotive products.

         Dr. Goldberg has been Chairman and Chief Executive Officer of Career Consultants, Inc., a management consulting firm, and SK Associates, an outplacement firm, located in Union, New Jersey since 1972. He is a director of Phillips-Van Heusen Corporation, Marcal Paper Company and Modell's, Inc., an advisor to the New Jersey Sports and Exposition Authority and on the Advisory Council for Sports Management of Seton Hall University. He is a consultant to the New York Giants and the New Jersey Nets professional sports teams.

         Mr. Gumm has been Chairman and Chief Executive Officer of Frederick Gumm Chemical Company, a specialty chemical business based in Kearny, New Jersey since 1970. He is Chairman of the Board of Monarch Bank, a privately-held financial institution, and is Chairman of the Board of Nicro, a privately-held metal finishing company in Mexico City, Mexico. He also is Chairman of Yeagers Scholars at Marshall University.

         Dr. Oliner has been Professor Emeritus of Electrophysics at Polytechnic University (formerly Polytechnic Institute of Brooklyn) since 1990, was head of its Electrical Engineering Department for eight years, and was the Director of its Microwave Research Institute from 1967 to 1982. He was elected a member of the National Academy of Engineering and a Fellow of the IEEE, the AAAS, and the British IEE. Dr. Oliner is the author of three books and has received many awards. He has been an engineering consultant for such companies as IBM, Boeing, Raytheon, Hughes and Rockwell.

         The Board of Directors has a Stock Option Committee, Stock Purchase Plan Committee, Audit Committee, Compensation Committee, Management Committee and Nominating Committee.

         The Stock Option Committee, which currently consists of Messrs. Cohen and Oliner, non-employee Directors, administers the 1997 Long-Term Incentive Plan ("LTIP"), the 1993 Stock Option Plan and the 1983 Key Employees Stock Option Plan and determines the recipients and terms of the options awarded thereunder. Committee members are currently eligible to participate in the 1993 Stock Option Plan. The Stock Purchase Plan Committee, which currently consists of Messrs. Cohen and

Oliner, administers the Stock Purchase Plan of the Company. During fiscal 1997 the Stock Option Committee met four times and the Stock Purchase Plan Committee met once.

         Messrs. Cohen and Oliner currently serve on the Audit Committee, the function of which is to review the Company's annual audit with the Company's independent accountants. During fiscal 1997 the Audit Committee met twice.

         Messrs. Cohen, Goldberg and Oliner, non-employee Directors, currently serve on the Compensation Committee. The Compensation Committee reviews compensation of all executive officers of the Company. The Compensation Committee determines compensation levels based on individual performance and responsibility, as well as overall corporate performance. The predominant components of executive compensation have been base salary and stock option grants. When corporate goals are achieved, executive officers as well as other key employees are awarded bonuses. During fiscal 1997 the Compensation Committee met three times.

         Messrs. Carter and Cohen serve on the Management Committee. The Management Committee determines strategic business direction for the Company and evaluates the impact of current changes in the business environment in which the Company operates. During fiscal 1997 the Management Committee met once.

         Messrs. Carter, Niemiec and Oliner currently serve on the Nominating Committee. Stockholders wishing to recommend persons for consideration by the Nominating Committee as nominees for election to the Company Board of Directors, can do so by writing to the Secretary of the Company at 41 Fairfield Place, West Caldwell, New Jersey 07006, giving each person's name, biographical data and qualifications. Any such recommendation should be accompanied by a written statement from the person recommended indicating his or her consent to be considered as a nominee, and if nominated and elected, to serve as a Director. During fiscal 1997 the Nominating Committee held three meetings.

         During the fiscal year that ended on January 3, 1998, the Board of Directors held fourteen meetings including six by telephone conference call. Each director during this period attended 75% or more of the aggregate of the total number of meetings of the Board and of the committees on which he served.

Information About Executive Officers

         The following table sets forth certain information as of March 31, 1998 with respect to each executive officer (other than those listed as Directors).

Name and Position With the Company                                 Age

Robert V. Condon
Vice President, Finance, Chief Financial Officer,
Treasurer and Secretary                                             51

Richard E. Dec
Vice President, Marketing                                           54

Brian R. Dornan
Vice President, Research and Development                            49

Reynold K. Green
Vice President, Sales                                               39

Jacob Lin
Vice President, Operations                                          49


Business Experience of Executive Officers During Past Five Years

         Mr. Condon has been Vice President, Finance and Chief Financial Officer ("CFO") since joining the Company in March 1996 and was appointed Treasurer and Secretary in January 1997. Prior to joining the Company, he was with Berkeley Educational Services as Vice President, Finance, Treasurer and CFO from 1995 to February 1996. During 1994 Mr. Condon was involved in consulting and entrepreneurial activities. From 1989 to 1993, he was Senior Vice President, Finance and CFO of SCS Communications, a private holding company.

         Mr. Dec has been Vice President, Marketing since joining the Company in March 1997. Prior to joining the Company, he was with Kinley & Manbeck, Inc. a business process re-engineering and systems implementation consulting company as Vice President of Business Development from April 1996 to March 1997. From 1995 to March 1996, he was National Account Manager, Product and Systems Group for Datatec Industries, Inc. From 1993 to 1994, he was Vice President of Product Development for Kentile, Inc., a manufacturer of resilient flooring.

         Mr. Dornan, effective October 1996, was appointed Group Vice President of Technology and Engineering of the Company and was appointed Vice President, Research and Development of the Company in February 1998. He had been Group Vice President of Manufacturing since 1986.

         Mr. Green, effective March 1997, was appointed Vice President, Sales of the Company and from April 1996 to March 1997 he was Vice President of Manufacturing of the Company. He was a member of the Board of Directors of the Company from April 1996 to May 1997, and did not seek re-election to the Board. Over the past 5 years, Mr. Green held positions of Director of Manufacturing, National Sales Manager and Director of Quality Control and High-Reliability Services at the Company.

         Mr. Lin has been Vice President, Operations since joining the Company in March 1997. Prior to joining the Company, he was with Don Aux Associates, a change implementation consulting organization, as Project Manager, from 1996 to March 1997. From 1992 to 1996 he was with Gemini Consulting as a senior consultant responsible for re-engineering.

                             EXECUTIVE COMPENSATION


Compensation Summary

         The following table sets forth a summary for the last three (3) fiscal years of the cash and non-cash compensation awarded to, earned by or paid to the individuals who served as Chief Executive Officer of the Company during fiscal 1997 and the four other most highly compensated executive officers serving at the end of the last fiscal year.


                                     Summary Compensation Table


                                        Annual Compensation               Long-Term Compensation
                                        -------------------              --------------------------------
                                                                          Awards              Payouts
                                                                          -------------------------------
                                                                          Securities         All Other
                                                                          Underlying       Compensation
Name and Principal Position(s)        Year     Salary ($)     Bonus ($)    Options/SARs (#)  ($)(1)(2)(3)(4)
-----------------------------------------------------------------------------------------------------------
Mason N. Carter                       1997      200,014        39,000            -               27,916
   Chairman, President and            1996        7,692           -           66,500             23,500
   Chief Executive Officer
   (5)(6)

Eugene W. Niemiec                     1997      180,003        10,000            -               21,165
   Vice Chairman and                  1996      180,003           -           50,000              8,607
   Chief Technology Officer (5)       1995      160,179        30,000         15,000             13,365
   President, Chief Executive
   Officer and
   Chief Operating Officer

John Z. Blahosky                      1997      150,010           -              -               15,600
   Vice President, Special Projects   1996      150,010           -              -                8,607
   Executive Vice President (7)       1995      141,096        15,000         15,000             12,225

Robert V. Condon                      1997      140,005        19,000            -               16,708
   Vice President, Finance and        1996      108,078           -           10,000             14,267
   Chief Financial Officer,
   Treasurer and Secretary (8)

Jacob Lin                             1997      112,584        27,000         10,000             13,054
   Vice President, Operations (9)


(1) Includes matching 401(k) amounts and discretionary amounts contributed by the Company during 1997 to the accounts of the named executive officers pursuant to the Company's Savings and Investment Plan in the following amounts: Mr. Carter - $9,515; Mr. Niemiec - $9,996; Mr. Blahosky - $9,600; Mr. Condon - $9,169; and Mr. Lin - $6,054.

(2) Includes Director and consultation fees of $23,500 paid to Mr. Carter during 1996 prior to becoming an officer of the Company.

(3) Includes contractual automobile allowances to Mr. Carter and Mr. Niemiec of $8,400 each and to Mr. Blahosky of $6,000 during 1997.

(4) Includes compensation for vacation earned but not taken during 1997 in the following amounts: Mr. Carter - $10,001; Mr. Niemiec - $2,769; Mr. Condon - $7,539; and Mr. Lin - $7,000. Includes compensation for vacation earned but not taken during 1996 to Mr. Condon - $8,077.

(5) On December 16, 1996, Mr. Carter became President and Chief Executive Officer and Mr. Niemiec became Vice Chairman and Chief Technology Officer. In connection therewith, each received options to purchase 50,000 shares of Common Stock.

(6) At December 28, 1996, the Company had accrued salary of $7,692 for Mr. Carter. His annual salary was $200,000.

(7) Mr. Blahosky retired on February 28, 1998. Pursuant to a consulting agreement with the Company which commenced March 1, 1998, Mr. Blahosky received a distribution of an insurance policy valued at approximately $44,000, and will receive payments of $24,000 annually for three years.

(8)      Mr. Condon joined the Company in March 1996.

(9)      Mr. Lin joined the Company in March 1997.

         The following table sets forth information concerning individual grants of stock options made during fiscal 1997 to each of the named executive officers.


                                  Option/SAR Grants in Last Fiscal Year

                                           (Individual Grants)

----------------------- ----------------------------- --------------------------- ------------------ -------------

                            Number of Securities       % of Total Options/SARs
                          Underlying Options/SARs      Granted to Employees in     Exercise Price     Expiration
         Name                   Granted (#)                  Fiscal Year           or Base ($/Sh)        Date
----------------------- ----------------------------- --------------------------- ------------------ -------------
Jacob Lin                          10,000                       19.27%                  11.00          3/21/07



         The following table sets forth information concerning each exercise of stock options during fiscal 1996 by each of the named executive officers and the fiscal year-end value of unexercised options.



                           Aggregated Option/SAR Exercises in Last Fiscal Year
                                       and FY-End Option/SAR Values


                                                                                                Value of Unexercised
                                                                     Number of Securities           In-the-Money
                                                                    Underlying Unexercised          Options/SARs
                                 Shares                             Options/SARs at FY-End           FY-End($)**
                              Acquired on     Value Realized($)         Exercisable(1)/            Exercisable(1)/
           Name                 Exercise                              Unexercisable (2) *         Unexercisable (2)
--------------------------- ----------------- ------------------- ---------------------------- ------------------------
Mason N. Carter                   -0-                -0-                  38,000 (1)                   52,750
                                                                          30,000 (2)                   26,250

Eugene W. Niemiec                 -0-                -0-                  37,000 (1)                   77,500
                                                                          30,000 (2)                   26,250

John Z. Blahosky                 16,500            146,250                     -                          -

Robert V. Condon                  -0-                -0-                  10,000 (1)                   17,500

Jacob Lin                         -0-                -0-                  10,000 (1)                   17,500


* The vesting of unexercisable options may accelerate upon a change-in-control of the Company.

** Amounts represent difference between the aggregate exercise price of the options and a $12.75 market price of the underlying common stock on January 3, 1998.

Employment Contracts and Termination of
Employment and Change-in-Control Arrangements

         On December 19, 1996, Mason N. Carter entered into an employment agreement with the Company pursuant to which Mr. Carter has agreed to serve as President and Chief Executive Officer of the Company for a minimum annual salary of $200,000. The initial term of the agreement ends on December 31, 1999 and automatically renews for successive 12-month periods thereafter unless terminated pursuant to the terms of the agreement. Upon a change-in-control of the Company, if Mr. Carter is dismissed without Cause (as defined in the employment agreement) within 12 months after such change-in-control, the Company has agreed to pay Mr. Carter the greater of (a) his 12-month salary and benefits (including bonus) or (b) his salary and benefits from the date of resignation to the end of the then present term of the agreement.


         On December 16, 1996, Eugene W. Niemiec entered into an employment agreement with the Company pursuant to which Mr. Niemiec has agreed to serve as Vice Chairman and Chief Technology Officer of the Company for a minimum annual salary of $180,000. The initial term of the agreement ends on December 31, 1999 and renews from year-to-year thereafter unless otherwise terminated pursuant to the terms of the agreement. The agreement also provides that, if not renewed at the end of the term, the Company shall continue to pay Mr. Niemiec his then-current base salary for a period of eighteen months as a severance payment. Thereafter, Mr. Niemiec will serve as a consultant to the Company for ten years for a fee of $90,000 per year and shall continue to be eligible to participate in certain of the Company's benefit plans.


         In January 1998, the Company entered into Severance Agreements with the named executive officers (other than Mr. Carter). The Severance Agreements provide, among other things, that if an executive is terminated by the Company without cause or the executive resigns for "good reason" (as such terms as defined therein) within one year following a "change in control" (as defined therein) the Company is obligated to pay to the executive officer over a 12 month period two times his "annual base salary" (as defined therein) and to continue to provide health insurance benefits for two years.


Certain Relationships and Related Transactions

         On April 24, 1997, the Company extended a loan to Mr. Mason N. Carter, the President and Chief Executive Officer of the Company, to be used for the purpose of purchasing 10,000 shares of Common Stock of the Company. The loan is for the principal amount of $105,000 and bears a variable interest rate which was 8.5% during the initial twelve-month period. Interest accrues annually and the first principal payment of $25,000 is due on April 24, 1998 with accrued interest. Payment of the loan is secured by the pledge of the shares of Common Stock purchased by Mr. Carter with the proceeds of the loan, as collateral for the repayment of the loan, pursuant to a pledge agreement between Mr. Carter and the Company.


Compensation of Directors

         Directors who are not employees of the Company are paid a monthly fee of $1,500 and $500 for each meeting of the Board of Directors attended. The Directors are also reimbursed reasonable travel expenses incurred in attending Directors meetings. In addition, pursuant to the 1993 Stock Option Plan, each non-employee Director is granted an immediately exercisable option to purchase 1,500 shares of the Common Stock of the Company on the date he is elected to the Board of Directors, and on each date that he is re-elected as a Director of the Company. Each such grant is at the fair market value on the date of grant.

         Mr. Charles F. Huber II resigned as Chairman of the Board and as a member of the Board of Directors on July 24, 1997 and the Board elected Mr. Carter as his successor. The Company entered into a one-year consulting agreement with Mr. Huber which provides for the payment of $60,000 annually and which ends July 1998. In addition, the Board approved the extension of the exercisability of Mr. Huber's stock options for 26,000 common shares for one year from the date of his resignation until July 24, 1998.

         In connection with the active role that Dr. Oliner has taken in assisting the Company in further developing its research and development capabilities and in making himself available to the Chairman for special technology assignments, the Company entered into a consulting agreement dated as of January 1, 1998 with Dr. Oliner. The initial term of the agreement ends on December 31, 1998 and automatically renews for successive 12 month periods unless terminated pursuant to its terms. The agreement provides for the payment of $36,000 annually.

         During 1997 Mr. Cohen was paid $4,125 for services provided to the Company outside his role as a director of the Company. During 1997, the Company retained the services of Career Consultants, Inc., and SK Associates to perform executive searches and to provide outplacement services. Dr. Goldberg is the Chairman and Chief Executive Officer of these companies. The services provided were substantially completed prior to Dr. Goldberg being elected to the Board of Directors in November 1997. The total amount paid to these companies was $37,360.


                STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
                            AND CERTAIN STOCKHOLDERS

         The following table sets forth, as of March 31, 1998, information concerning Common Stock owned by (i) persons known to the Company who are beneficial owners of more than five percent of the Common Stock of the Company
(ii) each Director and Director nominee of the Company, and (iii) all Directors/Director nominees and executive officers of the Company as a group, that was either provided by the person or publicly available from filings made with the SEC.

                                   Amount and Nature of
  Name and Address                 Beneficial Ownership
  of Beneficial Owners             (direct except noted)       Percent of Class
  --------------------             ---------------------       ----------------

  Charles F. Huber II                  156,000     (1)               9.76%
  c/o William D. Witter, Inc.
  One Citicorp Center
  153 East 53rd Street
  New York, NY 10022

  William D. Witter, Inc.              119,912                       7.60%
  One Citicorp Center
  153 East 53rd Street
  New York, NY 10022

  Dimensional Fund Advisors Inc.        82,157                       5.21%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401

  Arthur A. Oliner                     179,426     (2)              11.21%
  11 Dawes Road
  Lexington, MA 02173

  Mason N. Carter                       61,800     (3)               3.82%
  c/o Merrimac Industries, Inc.
  41 Fairfield Place
  West Caldwell, NJ 07006

  Eugene W. Niemiec                     50,052     (4)               3.10%
  c/o Merrimac Industries, Inc.
  41 Fairfield Place
  West Caldwell, NJ 07006

  Albert H. Cohen                        2,500     (5)                .16%
  7 Pine Court
  Westfield, NJ 07090

  Joel H. Goldberg                       5,100                        .32%
  c/o C.C.I. / SK Associates, Inc.
  1767 Morris Avenue
  Union, NJ 07083

  Frederick J. Gumm                      2,500                        .16%
  c/o Frederick Gumm Chemical Co.
  538 Forest Street
  Kearny, NJ 07032

  John Z. Blahosky                       8,765     (6)                .56%
  c/o Merrimac Industries, Inc.
  41 Fairfield Place
  West Caldwell, NJ 07006

  Robert V. Condon                      18,387     (7)               1.16%
  c/o Merrimac Industries, Inc.
  41 Fairfield Place
  West Caldwell, NJ 07006

  Jacob Lin                             11,300     (8)                .71%
  c/o Merrimac Industries, Inc.
  41 Fairfield Place
  West Caldwell, NJ 07006

  All Directors and
  executive officers as a group
  (11 persons)                         368,241     (9)              21.30%

  -----------------------------------------------------------------------------

(1) Includes 20,000 shares subject to stock options that are exercisable currently or within 60 days. These amounts are not included in the totals for all Directors and executive officers as a group. Mr. Huber is a Managing Director of William D. Witter, Inc., which owns 119,912 shares as to which Mr. Huber disclaims beneficial ownership.

(2) Includes 22,500 shares subject to stock options that are exercisable currently or within 60 days and 8,662 shares owned by Dr. Oliner's wife as to which he disclaims beneficial ownership.

(3) Includes 38,000 shares subject to stock options that are exercisable currently or within 60 days.

(4) Includes 37,000 shares subject to stock options and 1,243 shares subject to the Stock Purchase Plan that are exercisable currently or within 60 days.

(5) Includes 1,500 shares subject to stock options that are exercisable currently or within 60 days.

(6) This amount is not included in the totals for all Directors and executive officers as a group.

(7) Includes 10,000 shares subject to stock options and 1,387 shares subject to the Stock Purchase Plan that are exercisable currently or within 60 days.

(8) Includes 10,000 shares subject to stock options that are exercisable currently or within 60 days.

(9) Includes 147,000 shares subject to stock options and 3,720 shares subject to the Stock Purchase Plan that are exercisable currently or within 60 days.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

         To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended January 3, 1998, Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent stockholders were complied with except that Mr. Huber, a former director and officer, did not file a Form 5.




           ITEM 2. APPROVAL OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has, subject to ratification by the stockholders, reappointed Arthur Andersen LLP as independent accountants for the current fiscal year ending January 2, 1999. The Audit Committee of the Board of Directors approved the retention of Arthur Andersen LLP to replace J. H. Cohn LLP in 1997 (who have audited the accounts of the Company since 1994) and Arthur Andersen LLP has audited the accounts of the Company for fiscal year 1997.

         The decision to replace J.H. Cohn LLP with Arthur Andersen LLP as the Company's independent accountants was approved by the Audit Committee in 1997. During the Company's two most recent fiscal years, there had not been any disagreements with J.H. Cohn LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, nor have J.H. Cohn LLP's reports on the Company's financial statements for such years contained an adverse opinion or disclaimer of opinion, or been modified as to uncertainty, audit scope, or accounting principles. The Board of Directors recommends that the stockholders ratify the appointment of Arthur Andersen LLP, and intends to introduce at the Meeting the following resolution (designated herein as Item 2):

         "RESOLVED, that the appointment by the Board of Directors of Arthur Andersen LLP as independent accountants for this Company for the fiscal year 1998 be and it is hereby approved, ratified and confirmed."

         Representatives of Arthur Andersen LLP have been invited and are expected to attend the Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer questions that may be asked by stockholders.


              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 2.

                                 OTHER BUSINESS

         At the date of this Proxy Statement, the Board of Directors has no knowledge of any business other than that described above that will be presented at the Meeting for action by the stockholders. If any other business should properly come before the Meeting, it is intended that the persons designated as attorneys and proxies in the enclosed form of proxy will vote all such proxies as they in their discretion determine.

                            FORM 10-KSB ANNUAL REPORT

         ANY STOCKHOLDER WHO DESIRES A COPY OF THE COMPANY'S 1997 ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SEC MAY OBTAIN A COPY (EXCLUDING EXHIBITS) WITHOUT CHARGE BY ADDRESSING A REQUEST TO:

                                    SECRETARY
                            MERRIMAC INDUSTRIES, INC.
                                  P.O. BOX 986
                          WEST CALDWELL, NJ 07007-0986

EXHIBITS ALSO MAY BE REQUESTED, BUT A CHARGE EQUAL TO THE REPRODUCTION COST THEREOF WILL BE MADE.

         Stockholders may also access the Company's internet web site on the World Wide Web at: www.merrimacind.com for this form of financial information.

                                           By Order of the Board of Directors,


                                           /s/ Robert V. Condon
                                           -------------------------------
                                           ROBERT V. CONDON
                                           Secretary

April 22, 1998

                                                                      Exhibit A


                           MERRIMAC INDUSTRIES, INC.
                               41 Fairfield Place
                      West Caldwell, New Jersey 07006-6287

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Albert H. Cohen and Arthur A. Oliner as Proxies, each with the power to appoint his substitute, and hereby authorizes either or both to represent and to vote all shares of Common Stock of Merrimac Industries, Inc. held of record by the undersigned on March 31, 1998, at the Annual Meeting (or any adjournment thereof) of Stockholders to be held on May 20, 1998, at the American Stock Exchange, New York, New York at 10:00 A.M. for the election of nominees M.N. Carter, A.H. Cohen, J.H. Goldberg, F.J. Gumm, E.W. Niemiec and A.A. Oliner as directors (Item 1) and Item 2 referred to on the reverse side and described in the Proxy Statement, and on any other business before the meeting.

          PLEASE MARK ON THE REVERSE SIDE, SIGN, DATE AND RETURN THIS
                PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.




                              FOLD AND DETACH HERE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE          Please mark
MANNER DIRECTED HEREIN.  IF NO DIRECTION IS MADE, THIS         your votes as
PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES            indicated in
OF THE BOARD OF DIRECTORS (ITEM 1) AND FOR ITEM 2.             this example [X]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR all items and SHARES WILL BE SO VOTED UNLESS YOU OTHERWISE INDICATE:

No.1 Election of Directors   Nominees: M.N. Carter, A.H. Cohen, J.H. Goldberg,
                                       F.J. Gumm, E.W. Niemiec, and A.A. Oliner

    FOR        WITHHOLD      (INSTRUCTION:  To withhold authority to vote for
    all         from          any individual nominee, write that nominee's name
  nominees    nominees        in the space provided below.)

    [ ]         [ ]           _________________________________________________

No.2 Appointment of Independent
     Auditors

    FOR     AGAINST     ABSTAIN

    [ ]       [ ]         [ ]          Dated:____________________________, 1998


                                       ________________________________________
                                                       Signature

                                       ________________________________________
                                                       Signature

                                        This proxy must be signed exactly as
                                        name appears hereon.  When shares are
                                        held by joint tenants, both should sign.
                                        Executors, administrators, trustees,
                                        etc., should give full title as such.
                                        If the signer is a corporation, please
                                        sign full corporate name by duly
                                        authorized officer.

                                        SIGN, DATE AND MAIL YOUR PROXY PROMPTLY
                                        TODAY.
                                        -----




                             FOLD AND DETACH HERE